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                                                                EXHIBIT 10.10(b)

                              SECOND AMENDMENT TO
                               OSHMAN EMPLOYEES'
                              PROFIT-SHARING PLAN

                         ADOPTION OF MODEL AMENDMENTS
                                  PURSUANT TO
                           INTERNAL REVENUE SERVICE
                      REVENUE PROCEDURES 93-47 AND 94-13

    WHEREAS, OSHMAN'S SPORTING GOODS, INC. (the "Company") and other employers have heretofore adopted and maintain the OSHMAN EMPLOYEES' PROFIT-SHARING PLAN (the "Plan"); and

    WHEREAS, the Company desires to amend the Plan in accordance with Internal Revenue Service Revenue Procedures 93-47 and 94-13 and in other respects on behalf of itself and the other employers;

    NOW, THEREFORE, the Plan shall be and hereby is amended as follows:

I. Effective as of January 1, 1993:

    1. The following shall be added to the end of Paragraph (b) of Section 9.01 of the Plan:

             "WAIVER OF 30-DAY NOTICE REQUIREMENT MODEL AMENDMENT
             ----------------------------------------------------

        If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

            (1) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

            (2) the participant, after receiving the notice, affirmatively elects a distribution."

II. Effective as of February 1, 1994:

    1. The following shall be added to the end of Paragraph (9) of Section 1.01 of the Plan:
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                      "SECTION 401(a)(17) MODEL AMENDMENT
                      -----------------------------------

        In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

        If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000."

    2. The reference to "Company" in the last two sentences of Article XV and the third sentence of Section 16.01 of the Plan shall be deleted and "Directors" shall be substituted therefore.

III. As amended hereby, the Plan is specifically ratified and reaffirmed.

    IN WITNESS WHEREOF, the undersigned have caused these presents to be executed on this 28th day of October, 1994.

                                   OSHMAN'S SPORTING GOODS, INC.

                                   By:   /s/ R.L. Bockart

                                   Name: R.L. Bockart

                                   Title: Vice President


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